UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 12, 2021 (March 10, 2021)
Diversicare Healthcare Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1621 Galleria Boulevard Brentwood, TN 37027-2926
(Address of principal executive offices)

(615) 771-7575
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DVCR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

2020 Incentive Bonuses

In connection with the Company’s 2020 performance, on March 10, 2021, the Compensation Committee of the Board approved the following 2020 incentive bonuses based on the 2020 Incentive Plan:

Named Executive Officer                     2020 Bonus
James R. McKnight, Jr.    Chief Executive Officer         $ 486,000
Rebecca B. Bodie*            Chief Operating Officer         $ 270,000
Kerry D. Massey            Chief Financial Officer         $ 313,200

*     Ms. Bodie joined the Company on March 2, 2020 and her bonus was prorated based on her partial year employment.

Restricted Stock Grants

In connection with the Company’s 2020 performance, on March 10, 2021, the Compensation Committee approved the grant of restricted shares of common stock of the Company to be granted on March 16, 2021, to certain executive officers, which shares of restricted stock will vest 1/3 on the first, second and third anniversary of the date of grant.

Named Executive Officer	Number of Shares
James R. McKnight, Jr.	25,000
Becky B. Bodie	20,000
Kerry D. Massey	15,000

2021 Salaries

    The Compensation Committee of the Board also approved the following base salaries for the Named Executive Officers for 2021 on March 10, 2021:

Named Executive Officer         Title            2021 Salary
James R. McKnight, Jr.    Chief Executive Officer         $ 500,000
Rebecca B. Bodie            Chief Operating Officer         $ 320,000
Kerry D. Massey            Chief Financial Officer         $ 300,000

2021 Annual Incentive Plan

Finally, on March 10, 2021, the Compensation Committee of the Board approved a 2021 annual incentive plan. The plan provides potential bonuses ranging from 0% to 120% of the Named Executive Officers’

base salary based upon achieving stated levels of 2021 Revenue, EBITDAR less cash rent and certain strategic goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    DIVERSICARE HEALTHCARE SERVICES, INC.

By:    /s/ Kerry D. Massey
Kerry D. Massey
Chief Financial Officer

Date:    March 12, 2021
30025441.1